Number                     Shares

Immecor Corporation
Incorporated under the laws of the State of California Authorized Capital Stock 50,000,000 Shares without par value

This certifies that ___ is the owner of --- Shares of the Capital Stock of Immecor Corporation full paid and non-assessable, transferable only on the books of the Corporation in person or by Attorney, upon surrender of this Certificate properly endorsed. In Witness Whereof, the said Corporation has caused this Certificate to be signed by itys duly authorized officers, and its Corporate Seal to be hereto affixed this --- day of --- A.D. 19--

Secretary                           President

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR QUALIFIED UNDER ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, OR THE HOLDER RECEIVES AN OPINION OF COUNSEL, FOR THE HOLDER OF THE SECURITIES SATISFACTORY TO THE CORPORATION, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXCEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND THE QUALIFICATION REQUIREMENTS UNDER STATE LAW."


         The following abbreviations,when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
         TEN COM -- as tenants in common
         UNIF GIFT MIN ACT-- ..............................(Custodian)
 .............................(Minor)
         TEN ENT  -- as tenants by the entireties
         JT TEN  -- as joint tenants with right of survivorship
          under Uniform Gifts to Minors Act
 ..........................................(State).
                      and not as tenants in common
         COM PROP -- as community property
                           Additional  abbreviations may also be used though not
in the above list.

     NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

For Value Received, _____ hereby sell, assign and transfer unto

Please insert Social Security or other Identifying Number of Assignee
----------------------------------------------------------------------
Please Print or Typewrite Name and Address of Assignee
----------------------------------------------------------------------

_________________________________________________________________ Shares
 represented by the within Certificate, and do hereby irrevocably constitute and appoint
----------------------------------------------------------------------
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.
Dated ______________ 19_____                  Signed __________________________
In presence of _______________________